                                                                     Exhibit 4.2


GENZYME MOLECULAR ONCOLOGY                          GENZYME MOLECULAR ONCOLOGY
DIVISION COMMON STOCK NUMBER                        DIVISION COMMON STOCK SHARES

                                     GENZYME


                               GENZYME CORPORATION
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

                                                      CUSIP  372917  50  0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT








is the owner of

     FULLY PAID AND NON ASSESSABLE SHARES OF GENZYME MOLECULAR ONCOLOGY DIVISION COMMON STOCK, $0.01 PAR VALUE, OF

GENZYME CORPORATION (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the laws of the Commonwealth of Massachusetts, the Articles of Organization and By-Laws of the Corporation as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

             Dated:

    SEAL

         ---------------------      --------------------------------------------
               TREASURER                             PRESIDENT

                                    Countersigned and Registered
                                        AMERICAN STOCK TRANSFER & TRUST COMPANY

                                                            Transfer Agent
                                                            and Registrar

                                           By
                                              ----------------------------------
                                                            Authorized Signature



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      THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF
STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER, UPON REQUEST, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


      TEN COM - as tenants in common     UNIF GIFT MIN ACT - ______ Custodian_______
      TEN ENT - as tenants by the entireties                 (Cust)           (Minor)
      JT TEN  - as joint tenants with
                right of survivorship and        under Uniform Gifts to Minors
                not as tenants in common
                                                 Apt________________________________
                                                                (State)

        Additional abbreviations may also be used though not in the above list.

      For value received, _______________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

      _______________________________________

      __________________________________________________________________________
      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
       ASSIGNEE)

      __________________________________________________________________________

      __________________________________________________________________________

      ____________________________________________________________________shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

      __________________________________________________________________Attorney

      to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

      Dated _________________________


                     ___________________________________________________________
             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                     NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                     CHANGE WHATEVER.



      THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN AN AMENDED AND RESTATED RIGHTS AGREEMENT BETWEEN GENZYME CORPORATION AND AMERICAN STOCK TRANSFER & TRUST COMPANY DATED AS OF ________________, 1997 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF GENZYME CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. GENZYME CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS (AS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.